                                                                     EXHIBIT 4.1


                       INCORPORATED UNDER THE LAWS OF THE
                                STATE OF FLORIDA


NUMBER -0-                                                              0 SHARES



                           HEARTLAND BANCSHARES, INC.


                                  COMMON STOCK


This certifies that                  SPECIMEN                   is the owner of
                    -------------------------------------------
              SPECIMEN                      Shares of the Capital Stock of
-------------------------------------------
HEARTLAND BANCSHARES, INC. A FLORIDA CORPORATION, fully paid and non-assessable

[SEAL] transferable only on the Books of the Corporation by the holder hereof in person or by duly authorized Attorney, on surrender of this Certificate property endorsed.

In Witness Whereof the duly authorized officers of this Corporation have hereunto subscribed their names and caused the corporate Seal to be hereto
affixed at  Sebring, FL  this                  day of                A.D. 1999
           -------------      ----------------        --------------

--------------------------------             ----------------------------------
PRESIDENT                                    SECRETARY


                               Shares $0.10 Each.
                                   Par Value

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                                  CERTIFICATE

                                      FOR

                                       0

                                     SHARES

                                     OF THE
                                 CAPITAL STOCK


                           HEARTLAND BANCSHARES, INC.


                                   ISSUED TO


                                 --------------

                                     DATED


                                      1999
                                 --------------

     For Value Received,______hereby sell, assign and transfer unto_____________Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_________________to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated________________ ___

          In presence of

                                          _____________________________
_____________________________________

                    NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.